UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

Allegiant Travel Company
_______________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 N. Town Center Drive, Las Vegas, NV		89144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 2    Financial Information

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 29, 2017, Allegiant Travel Company (the “Company”), through a wholly owned subsidiary, borrowed $35 million under a loan agreement secured by three Airbus A320 series aircraft. The note bears interest at a floating rate based on LIBOR and will be payable in quarterly installments through December 2022.  The proceeds from the loan will be used for general corporate purposes.

Section 8    Other Events

Item 8.01    Other Events.

As of December 30, 2017, the Company has been informed that Maurice J. Gallagher, Jr., chairman of the board and chief executive officer of the Company, has adopted a pre-arranged, non-discretionary stock trading plan to sell a portion of his currently owned Company stock systematically over time as part of an individual long-term strategy for asset diversification and estate planning.  The stock trading plan was adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended, and the Company's policies regarding stock transactions by insiders.

Rule 10b5-1 allows corporate officers and directors to adopt written, pre-arranged stock trading plans when they are not in possession of material, non-public information.  Using these plans, insiders can gradually diversify their investment portfolios, by spreading stock trades out over a period of time to reduce any market impact, while avoiding concerns about the initiation of stock transactions when in possession of material non-public information.

Coupled with sales of shares prior to the end of 2017, Mr. Gallagher has sold or will be selling up to 200,000 shares of stock in total. Subject to the terms of the plan, the balance of these shares may be sold for the benefit of Mr. Gallagher during the six-month period from January 12, 2018 to July 12, 2018. The plan contemplates sales periodically with the number of shares to be sold in each sale impacted by the prevailing market price at the time of sale. The transactions under this plan are to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2018	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Scott Sheldon
	Name:	Scott Sheldon
	Title:	Chief Financial Officer